Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Boaz Weizer, Chief Executive Officer of ZOOZ Power Ltd., and Ruth Smadja, Chief Financial Officer of ZOOZ Power Ltd., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report for ZOOZ Power Ltd. on Form 20-F for the year ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of ZOOZ Power Ltd.

Date: April 30, 2024

By:	/s/ Boaz Weizer
Name:	Boaz Weizer
Title:	Chief Executive Officer

By:	/s/Ruth Smadja
Name:	Ruth Smadja
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ZOOZ Power Ltd. and will be retained by ZOOZ Power Ltd. and furnished to the United States Securities and Exchange Commission or its staff upon request.